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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                 August 5, 2003


                           RANGE RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                   0-9592                   34-1312571
 -------------------------------    -----------            -------------------
 (State or other jurisdiction of    (Commission               (IRS Employer
         incorporation)             File Number)           Identification No.)


         777 MAIN STREET, SUITE 800
              FT. WORTH, TEXAS                              76102
      -------------------------------                    ----------
      (Address of principal executive                    (Zip Code)
                  offices)


       Registrant's telephone number, including area code: (817) 870-2601



  (Former name or former address, if changed since last report): Not applicable



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ITEM 9. REGULATION FD DISCLOSURE.

         On August 5, 2003, Range Resources Corporation issued a press release announcing its second quarter of 2003 results. A copy of the press release in attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:

                  99.1 Press Release dated August 5, 2003




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    RANGE RESOURCES CORPORATION



                                    By:  /s/ RODNEY L. WALLER
                                        ---------------------------------------
                                         Rodney L. Waller
                                         Senior Vice President



Date: August 6, 2003



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                                  EXHIBIT INDEX


EXHIBIT NUMBER                      DESCRIPTION
--------------                      -----------

    99.1                            Press Release dated August 5, 2003


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